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                                                                    EXHIBIT 23.1

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-KSB, into the Company's previously filed Registration Statement File Nos. 33-15583 and 33-17855.

                                     ARTHUR ANDERSON LLP

March 24, 1997
Boston, Massachusetts